May 1, 2010 (as revised December 3, 2010)

Summary Prospectus

BlackRock Funds III

Fund	Ticker Symbol

BlackRock Bond Index Fund	WFBIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 1, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts About BlackRock Bond Index Fund

Investment Objective

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays Capital U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.08%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Administration Fees	0.12%
Independent Expenses(1)(2)	0.03%
Acquired Fund Fees and Expenses (Underlying Funds)(3)	0.01%
Total Annual Fund Operating Expenses(4)	0.24%
Fee Waivers and/or Expense Reimbursements(2)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(4)	0.21%

(1)	Independent Expenses have been restated to reflect current fees.
(2)

“Independent Expenses” consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust and Master Investment Portfolio (“MIP”), counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund and Bond Index Master Portfolio (the “Master Portfolio”), a series of MIP. BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly, Barclays Global Investors, N.A.) and BlackRock Fund Advisors (“BFA”) (formerly, Barclays Global Fund Advisors) have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Boards of Trustees of the Trust and of MIP.

(3)	“Acquired Fund Fees and Expenses (Underlying Funds)” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
(4)	Total Annual Fund Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$74	$132	$303

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Portfolio Turnover

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by seeking to match the total return performance of the Barclays U.S. Aggregate Index, which is composed of over 8,000 fixed-income securities. The fixed-income securities that comprise the Barclays U.S. Aggregate Index include U.S. government securities and investment- grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising the Fund’s benchmark index.

The Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for the Fund, are considered bonds.

The Fund is a “feeder” fund that invests all of its investable assets in the Master Portfolio of MIP, which has the same investment objective and strategies as the Fund. All investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, the prospectus (“Prospectus”) uses the name of the Fund or the term “Fund” (as applicable) to include the Master Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit in BTC or its subsidiaries or affiliates, BlackRock, Inc. (“BlackRock”) or its subsidiaries or affiliates, including any other bank or BFA. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following is a summary description of certain risks of investing in the Fund.

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Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

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Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Barclays U.S. Aggregate Index as closely as possible, it will tend to underperform the index to some degree over time.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small

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movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Performance Information

The bar chart and table in this section provide some indication of the risks of investing in the Fund by showing the changes in its performance from year to year. The bar chart shows the returns of the Fund for each of the last ten calendar years. The average annual total return table (before and after taxes) compares the Fund’s average annual total return to that of the Barclays U.S. Aggregate Index. How the fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Annual Total Returns (Years Ended December 31)

During the periods shown in the bar chart, the highest return for a quarter was 4.93% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2010 was 1.93%.

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Bond Index Fund
Return Before Taxes	5.21%	5.02%	6.32%
Return After Taxes on Distributions	3.65%	3.22%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	3.21%	4.18%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser

The Master Portfolio’s investment adviser is BFA.

Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title
Lee Sterne	1996	Managing Director of BTC
John Sulski	2009	Director of BTC
Scott Radell	2009	Managing Director of BTC

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Purchase and Sale of Fund Shares

The Fund’s minimum initial investment is $1 million, although the Fund may reduce or waive the minimum in some cases. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE” or the “Exchange”) is open. To purchase or sell shares, you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942 or by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, RI 02940-8019).

To be eligible to purchase Fund shares, you must invest through an employer-sponsored or individual retirement savings plan; invest the proceeds rolled over from such retirement savings plan into an IRA; maintain an account with BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), or with the Fund’s shareholder servicing agent (the “Shareholder Servicing Agent”); or initially invest a minimum of $1 million directly through the Transfer Agent (the Fund may waive or reduce this minimum initial investment; please contact your Shareholder Servicing Agent or the Transfer Agent for more information).

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to U.S. federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC (the “Distributor”), the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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The Fund’s prospectus and statement of additional information, both dated May 1, 2010, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-07332 © BlackRock Advisors, LLC BR Bond Index Fund SPRO-BONDIND-1210